SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  August 5, 2003

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road Monterey Park, California 91754 (323) 264-1670

(Principal executive office)

INTERNATIONAL ALUMINUM CORPORATION

INDEX

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

On August 5, 2003, International Aluminum Corporation issued a press release announcing the closure of its subsidiary, International Window – Colorado, Inc. This press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: August 5, 2003	By:	/s/	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President – Finance